MONTEAGLE FUNDS

Supplement dated July 11, 2023

to the Prospectus and Statement of Additional Information dated December 30, 2023

____________________________________________________________________________

This Supplement to the Prospectus and Statement of Additional Information for the Monteagle Select Value Fund, a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Monteagle Select Value Fund and the Statement of Additional Information for the Trust dated December 30, 2023 to amend certain information as described below.

THE MONTEAGLE SELECT VALUE FUND

PROSPECTUS

1.

Section entitled “ Portfolio Managers”

●	Theron R. Holladay, CFA, Chief Executive Officer of the Sub-Adviser, has managed the Fund since 2004.

2.

Section entitled “Sub-Adviser / Portfolio Managers”

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-adviser and recommend its hiring, termination, and replacement. The Adviser has entered into an investment sub-advisory agreement with Parkway Advisors, LP (“Parkway”), under which Parkway serves as the Fund’s Sub-adviser. The Adviser has retained Parkway to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by the portfolio managers employed by Parkway. Parkway is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding Parkway and the business experience and educational background of the Fund’s portfolio managers follow:

Parkway Advisors, LP (“Parkway”) at 6550 Directors Parkway, Abilene, Texas 79606, is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, the staff of Parkway comprised the investment department of a related insurance company responsible for the management of assets for over 13 years. The investment department spun out of the insurance company, organized Parkway in April of 2001 and has been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since May 16, 2001. As of August 31, 2022, Parkway manages client portfolios with assets in excess of $3.4 billion. Theron R. Holladay, CFA is the President & CEO of Parkway and Trevor Rupe, CFA is the Chief Investment Officer of Parkway.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and Parkway is available in the Fund’s Annual Report for the period ended August 31, 2022.

Portfolio Managers. Theron R. Holladay and Trevor Rupe, are primarily responsible for the day-to-day management of the Fund.

Theron R. Holladay, CFA. Mr. Holladay has been with the Sub-adviser since its inception and worked with its predecessor operation. Mr. Holladay attended Hardin-Simmons University and received a Bachelor of Business Administration degree in Finance in 1993. His business background for the preceding five years includes the following: Parkway Advisors, L.P., CEO / President from 07/10 – present; Parkway Advisors Group, Inc., Vice President from 04/01 to present; Parkway Advisors Holdings, Inc., President from 07/10 – present. Mr. Holladay is a Chartered Financial Analyst.

Trevor Rupe, CFA.  Mr. Rupe has been with the Sub-adviser since 2015. Mr. Rupe attended Hardin-Simmons University and received a Bachelor of Business Administration degree in 2011 and worked at a large financial services broker dealer prior to joining Parkway. Mr. Rupe is a Chartered Financial Analyst.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

MONTEAGLE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1.

Section entitled “Sub-Advisers”

PARKWAY ADVISORS, LP ("PARKWAY"), located in Abilene, Texas, sub-advises the portfolio of the Monteagle Select Value Fund. Parkway has been registered with the SEC as an investment adviser since May 16, 2001. As of August 31, 2022, Parkway Advisors manages client portfolios with assets in excess of $3.4 billion. Theron R. Holladay is President and a Principal of PARKWAY. Trevor Rupe is the Chief Investment Officer of PARKWAY.  Each is responsible for management of the portfolio. Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, own PARKWAY, a Delaware limited partnership. PAGI and PAHI are both wholly owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other subsidiary companies. Its operations are divided among companies involved in real estate, aviation, capital ventures and the like. None of the affiliate companies or holding company participates in the day-to-day management or the investment process of PARKWAY. Park Place Capital pays PARKWAY a sub-advisory fee equal to 0.50% per annum of the Fund's average daily net assets.

2.

Section entitled “PORTFOLIO MANAGERS”

Monteagle Select Value Fund

Theron R. Holladay and Trevor Rupe are responsible for management of the Monteagle

Select Value Fund. The number of other accounts and the total assets in the accounts managed by Messrs. Holladay and Rupe as of June 30, 2023, are as follows:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Theron R. Holladay	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 51	$3.2 billion	0	$0

Trevor Rupe	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 51	$3.2 billion	0	$0

Except as otherwise negotiated, Parkway as the Sub-adviser has voluntarily waived its advisory fees to the extent and in the amount client assets are invested in the Fund, and Parkway does not receive duplicative compensation.

The compensation for Messrs. Holladay and Rupe is a fixed salary established by their board of directors. The Board may also grant a bonus, but there is no established formula for, or expectation of, a bonus. Investment performance and the ability to attract assets are among the factors the Board considers in establishing the salaries; however, compensation or bonuses are not based on the Fund's investment performance or the value of the Fund’s assets.

3.

Section entitled “OWNDERSHIP OF FUND SHARES”

The dollar value of each Fund's shares owned by each Portfolio Manager as of June 3, 2023, is set forth below.

Portfolio Manager	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund	The Texas Fund
Theron R. Holladay	$1- $10,000	N/A	N/A	N/A
Trevor Rupe	N/A	N/A	N/A	N/A
Jody Team	N/A	N/A	N/A	$1-$10,000
Scott Haynes	N/A	N/A	N/A	$10,001-$50,000
William G. Lako, Jr.	N/A	$100,001-500,000	N/A	N/A
Troy L. Harmon	N/A	$50,001-$100,000	N/A	N/A
Gregory Luken	N/A	N/A	over $2 million	N/A

**********************

Shareholders should read this Supplement in conjunction with the Monteagle Select Value Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

4